Exhibit 10.2

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B U.S. Small Business Administration NOTE 1. PROMISE TO PAY: In return for the Loan, Borrower promises to pay to the order of Lender the amount of $ 421,300 , interest on the unpaid principal balance, and all other amounts required by this Note. 2. DEFINITIONS: “Loan” means the loan evidenced by this Note. “Loan Documents” means the documents related to this loan signed by Borrower. “SBA” means the Small Business Administration, an Agency of the United States of America. Page 1/7 {N3998008.8} Paycheck Protection Program Note Based on SBA Form 147 (06/03/02) SBA Loan # 3052407405 Borrower DBA/Trade Name (if applicable) Date May 10, 2020 Loan Amount $ 421,300 Interest Rate One percent (1.00%) fixed rate note Borrower Bio Hi Tech America, LLC Lender Comerica Bank

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B 3. PAYMENT TERMS: Borrower must make all payments at the place Lender designates. The payment terms for this Note are: Page 2/7 {N3998008.8} Paycheck Protection Program Note Based on SBA Form 147 (06/03/02) 1.Maturity: This Note will mature in 2 years from date of Note. 2.Repayment Terms: The interest rate is 1.00% per year. Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal. Loan Prepayment: Notwithstanding any provision in this Note to the contrary: Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c.If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above. If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice. All remaining principal and accrued interest is due and payable 2 years from date of Note. 3.Additional Terms: Payment Dates: No payments of principal or interest will be due for the first six (6) months of this Note. Borrower shall make monthly payments of principal and interest commencing on the 1st day of such month immediately following the six-month anniversary of this Note (the “First Payment Date”), and continuing on the 1st day of each month through the term of this Note. Although no payments will be due until the First Payment Date, Borrower acknowledge(s) and agree(s) that this Note will begin accruing interest from the date of this Note. Payment Amount: Each monthly payment shall be in the amount which would fully amortize the principal balance outstanding under this Note as of the First Payment Date, inclusive of accrued interest, in equal monthly payments over the remaining term of this Note. Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the Note.

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B 4. DEFAULT: Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower: A. B. C. D. E. Fails to do anything required by this Note and other Loan Documents; Defaults on any other loan with Lender; Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA; Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA; Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note; Fails to pay any taxes when due; Becomes the subject of a proceeding under any bankruptcy or insolvency law; Has a receiver or liquidator appointed for any part of their business or property; Makes an assignment for the benefit of creditors; Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note; Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender’s prior written consent; or Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower’s ability to pay this Note. F. G. H. I. J. K. L. 5. LENDER’S RIGHTS IF THERE IS A DEFAULT: Without notice or demand and without giving up any of its rights, Lender may: A. B. C. Require immediate payment of all amounts owing under this Note; Collect all amounts owing from any Borrower; or File suit and obtain judgment. 6. LENDER’S GENERAL POWERS: Without notice and without Borrower’s consent, Lender may: A.Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; and B. Take any action necessary to collect amounts owing on this Note. Page 3/7 {N3998008.8} Paycheck Protection Program Note Based on SBA Form 147 (06/03/02)

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B 7. WHEN FEDERAL LAW APPLIES: When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law. 8. SUCCESSORS AND ASSIGNS: Under this Note, Borrower includes its successors, and Lender includes its successors and assigns. 9. GENERAL PROVISIONS: A.To the extent multiple individuals and/or entities are obligated pursuant to this Note, such individuals and/or entities are jointly and severally liable. B.Borrower must sign all documents necessary at any time to comply with the Loan Documents. C.Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them. D. Note. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this E.If any part of this Note is unenforceable, all other parts remain in effect. F.To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. {N3998008.8}

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B 1 0 . STATE SPECIFIC PROVISIONS: {N3998008.8} ARIZONA (for residents of Arizona): In no event shall the interest payable under this Note at any time exceed the maximum rate permitted by law. CALIFORNIA (for residents of California): In no event shall the interest payable under this Note at any time exceed the maximum rate permitted by law. THE MAXIMUM INTEREST RATE SHALL NOT EXCEED THE HIGHEST APPLICABLE USURY CEILING. MICHIGAN (for residents of Michigan): In no event shall the interest payable under this Note at any time exceed the maximum rate permitted by law. THE MAXIMUM INTEREST RATE SHALL NOT EXCEED 25% PER ANNUM OR THE HIGHEST APPLICABLE USURY CEILING, WHICHEVER IS LESS. FLORIDA (for residents of Florida): In no event shall the interest payable under this Note at any time exceed the maximum rate permitted by law. IF THE LOAN AMOUNT IS GREATER THAN $500,000, THE MAXIMUM INTEREST RATE SHALL NOT EXCEED 25% PER ANNUM OR THE HIGHEST APPLICABLE USURY CEILING, WHICHEVER IS LESS. IF THE LOAN AMOUNT IS LESS THAN OR EQUAL TO $500,000, THE MAXIMUM INTEREST RATE SHALL NOT EXCEED 18% PER ANNUM OR THE HIGHEST APPLICABLE USURY CEILING, WHICHEVER IS LESS. If Borrower is an individual, Borrower consent(s) pursuant to Section 222.11(2)(b), Florida Statutes, to attachment or garnishment to the fullest extent permitted therein. TEXAS (for residents of Texas): In no event shall the interest payable under this Note at any time exceed the Maximum Rate. The term "Maximum Rate", as used herein, shall mean at the particular time in question the maximum nonusurious rate of interest which, under applicable law, may then be charged on this Note. If on any day the applicable interest rate(s) hereunder in respect of any Indebtedness under this Note shall exceed the Maximum Rate for that day, the rate of interest applicable to such Indebtedness shall be fixed at the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued on the unpaid principal balance of this Note equals the total amount of interest which would have accrued if there had been no Maximum Rate. If such maximum rate of interest changes after the date hereof, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to the undersigned from time to time as of the effective date of each change in such maximum rate. For purposes of determining the Maximum Rate under the law of the State of Texas, the applicable interest rate ceiling shall be the "weekly ceiling" from time to time in effect under Chapter 303 of the Texas Finance Code, as amended. This Note and all other documents, instruments and agreements evidencing, governing, securing, guaranteeing or otherwise relating to or executed pursuant to or in connection with this Note or the Indebtedness evidenced hereby (whether executed and delivered prior to, concurrently with or subsequent to this Note), as such documents may have been or may hereafter be amended from tim e to time (the "Loan Documents") are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circum stance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Note. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, or if Lender’s exercise of the option to accelerate the maturity of this Note, or if any prepayment b y the undersigned or prepayment agreement results (or would, if complied with, result) in the undersigned having paid, contracted for or being charged for any interest in excess of that permitted by law, then it is the express intent of the undersigned and Lender that this Note and the other Loan Documents shall be limited to the extent necessary to prevent such result and all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note or, if fully paid, upon such other Indebtedness a s shall then remain outstanding (or, if this Note and all other Indebtedness have been paid in full, refunded to the undersigned), and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sum s paid, or agreed to be paid, by the undersigned for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of the undersigned to Lender under this Note or arising under or pursuant to the other Loan Documents shall, to the

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B {N3998008.8} maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. To the extent federal law permits Lender to contract for, charge or receive a greater amount of interest, Lender will rely on federal law i nstead of the Texas Finance Code, as supplemented by Texas Credit Title, for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time , implement any other method of computing the Maximum Rate under the Texas Finance Code, as supplemented by Texas Credit Title, or under other applicable law, by giving notice, if required, to the undersigned as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration. THIS WRITTEN LOAN AGREEMENT (AS DEFINED BY SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE) REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

DocuSign Envelope ID: 2456EB4B-862B-4AFD-A3F8-4EE70653C56B 11. BORROWER SIGNATURE. Borrower:Bio Hi Tech America, LLC By: Name:Brian Essman Title: Chief Financial Date:5/12/2020 Officer {N3998008.8}